Exhibit 10.8

TERMINATION OF MASTER REPURCHASE AGREEMENT AND TRANSACTION DOCUMENTS

This TERMINATION OF MASTER REPURCHASE AGREEMENT AND TRANSACTION DOCUMENTS is dated as of October 16, 2026 (this “Termination”) and is entered into by and among GOLDMAN SACHS BANK USA, a New York state member bank (“Purchaser”) and FCR KEY GS SELLER II LLC, a Delaware limited liability company (“Seller”), and agreed to and acknowledged by ALTER DOMUS (US) LLC (“Servicer”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

WHEREAS, Seller and Purchaser are parties to that certain Master Repurchase Agreement, dated as of December 18, 2024, and as amended by that certain First Amendment to Master Repurchase Agreement and Other Transaction Documents, dated as of May 6, 2025, and as further amended by that certain Second Amendment to Master Repurchase Agreement and Other Transaction Documents, dated as of November 20, 2025, and as further amended, restated, amended and restated, supplemented or otherwise waived from time to time (collectively, the “Repurchase Agreement”);

WHEREAS, in connection with the Repurchase Agreement, Seller and Purchaser, as applicable, entered into the other Transaction Documents including, without limitation, the Servicing Agreement and the Servicer Letter, in each case to which Servicer is a party;

WHEREAS, the Repurchase Price for each Purchased Asset has been paid to the Purchaser, Purchaser has transferred to Seller all of the Purchased Assets and any proceeds in respect thereof received by Purchaser, all of the Transactions have been terminated and, as of the date hereof, all costs and expenses of the Purchaser due by Seller under the Repurchase Agreement have been paid; and

WHEREAS, the parties hereto wish to terminate the Repurchase Agreement and all the other Transaction Documents entered into or delivered in connection with the Repurchase Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

The Transaction Documents (other than the Guaranty, which is terminated pursuant to that certain Unconditional Release and Termination of Guaranty, dated as of the date hereof) are each terminated effective as of the date hereof and shall be of no further force or effect except, in each case, for those provisions that are expressly stated to survive termination. Seller and Purchaser acknowledge and confirm that the Repurchase Price for each Purchased Asset has been paid to the Purchaser, Purchaser has transferred to Seller all of the Purchased Assets and any proceeds in respect thereof received by Purchaser, all of the Transactions have been terminated, all costs and expenses of the Purchaser due by Seller under the Repurchase Agreement as of the date hereof have been fully paid and all obligations of Seller under the Transaction Documents have been fully paid off and discharged (excluding only obligations that, by the terms of the Repurchase Agreement or other Transaction Documents, as

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applicable, are expressly stated to survive the termination thereof or indefeasible payment in full of the aggregate Repurchase Price of all Purchased Assets). Simultaneously with the execution and delivery of this Termination by the parties hereto, all security interests granted to or created in favor of Purchaser or any Affiliate of Purchaser, with respect to any Purchased Asset or any collateral, assets or other property of Seller or Pledgor shall automatically terminate, be released and be of no further force or effect. Purchaser authorizes Seller and Pledgor, as applicable, to terminate the (i) UCC-1 financing statement filed naming Seller as debtor with the Secretary of State of the State of Delaware (the “DE SOS”) as filing number 20248891812, (ii) the UCC-1 financing statement filed naming Pledgor as debtor with the DE SOS as filing number 20248892588, (iii) the UCC-1 financing statement filed naming FCR Key JV Holdings LLC as debtor with the DE SOS as filing number 20248892026, (iv) the UCC-1 financing statement filed naming FCR Key JV Holdings LLC, as originator, as debtor with the DE SOS as filing number 20248892208, (v) the UCC-1 financing statement filed naming Fortress Credit Corp., as debtor with the DE SOS as filing number 20248892448, (vi) the UCC-1 financing statement filed naming FCR DC JV Holdings LLC, as debtor with the DE SOS as filing number 20248892141 and (vii) the UCC-1 financing statement filed naming FCR CRE Holdco LLC, as debtor with the DE SOS as filing number 20248892109. Seller and Purchaser agree to execute a notice to CIBC Bank USA (the “Account Bank”), terminating the Deposit Account Control Agreement, dated as of December 18, 2024, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, among the Account Bank, Seller and Purchaser, and to take such additional steps as necessary to further effectuate such termination. Any interest of Purchaser in and to any amounts within the deposit account at the Account Bank with account number 2779153 (the “Account”) is hereby released by Purchaser, and Purchaser authorizes Seller to instruct the Account Bank to disburse any cash remaining in the Account into the account designated by Seller.

The provisions of Article 20 of the Repurchase Agreement are incorporated herein mutatis mutandis. This Termination may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Termination in Portable Document Format (PDF) shall be effective as of delivery of a manually executed original counterpart thereof.

[Signature Pages to Follow]

[Signature Page to Termination of Master Repurchase Agreement and Transaction Documents]

IN WITNESS WHEREOF, the parties have caused this Termination to be duly executed by the respective officers thereunto duly authorized as of the date first written above.

SELLER:

FCR KEY GS SELLER II LLC,
a Delaware limited liability company

By: /s/ Avraham Dreyfuss

Name: Avraham Dreyfuss

Title: Chief Financial Officer

[Signature Page to Termination of Master Repurchase Agreement and Transaction Documents]

PURCHASER:

GOLDMAN SACHS BANK USA, a New York

State member bank

By: /s/ Alex Spitzer

Name: Alex Spitzer

Title: Authorized Signatory

[GS/FCR Key JV - Signature Page to Termination of Master Repurchase Agreement and Transaction Documents]

AGREED TO AND ACKNOWLEDGED BY:

ALTER DOMUS (US) LLC, as Servicer

By: /s/ Pinju Chiu

Name: Pinju Chiu
Title: Counsel